UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2006

TASKER PRODUCTS CORP.
(Exact name of Registrant as specified in its charter)

Nevada	0-32019	88-0426048
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

39 Old Ridgebury Road
Danbury, Connecticut 06810
(Address of principal executive offices)

Registrant’s telephone number:  (203) 730-4350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Frederick G. Ledlow was appointed to the Board of Directors of Tasker Products Corp. (the “Registrant”), effective December 18, 2006.

A copy of the press release announcing Mr. Ledlow’s appointment to the Registrant’s Board of Directors is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired - None

(b)           Pro Forma Financial Information - None

(c)           Shell Company Transactions - None

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release issued by Registrant on December 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKER PRODUCTS CORP.

Dated: December 22, 2006	By:	/s/ Stathis Kouninis
Stathis Kouninis
Chief Financial Officer